UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 3, 2019, Dan Duncan LLC, the sole member of the general partner (the “General Partner”) of Enterprise Products Partners L.P. (the “Partnership”), elected Murray E. Brasseux and John R. Rutherford as additional members of the General Partner’s Board of Directors (the “Board”).

After giving effect to the election of the new Board members, Dr. Ralph S. Cunningham was appointed by the Board as an additional advisory director. In such capacity, Dr. Cunningham is not entitled to vote as a director on any matters.

Mr. Brasseux, age 69, is a member of the board of directors of Adams Resources & Energy, Inc., a publicly-traded company primarily engaged in the business of crude oil marketing and tank truck transportation of liquid and dry bulk chemicals. Mr. Brasseux retired from Compass Bank in December 2014 after 20 years of service, having most recently served as Managing Director of Oil & Gas Finance. Mr. Brasseux also served as a consultant to Compass Bank from January 2015 to June 2015 and as a consultant to Loughlin Management Partners (a restructuring and advisory firm) from June 2015 to December 2017. Mr. Brasseux also serves on the board of the Rare Book School (an affiliate of the University of Virginia).

Mr. Brasseux owns a minority equity interest in Worldwide Power Products, LLC (“Worldwide”), a privately-owned company in the business of buying, selling, renting and servicing generators and buying and selling generator parts. Mr. Brasseux’s son-in-law is the Chief Executive Officer and majority equity owner of Worldwide. From time to time, the Partnership and its subsidiaries engage in business transactions with Worldwide. Although the aggregate dollar amount involved in these transactions has not exceeded $120,000 historically, the annual aggregate dollar amount involved in such transactions may exceed $120,000 in the future. The terms of these transactions are determined on an arms-length basis, and Mr. Brasseux (who does not serve as an employee or director of Worldwide) does not participate in the negotiation or approval of any such transactions.

Mr. Rutherford, age 58, is a Senior Managing Director of NRI Energy Partners LLC, a firm that evaluates and invests in private and public energy companies and provides financial and strategic consulting services to energy companies and investment firms. Mr. Rutherford previously served as Executive Vice President (Strategic Planning, M&A and Business Development) of the general partner of Plains All American Pipeline, L.P. (“Plains”) and as a member of Plains’ executive committee from October 2010 through July 2015. Mr. Rutherford also served as a financial consultant to Plains from July 2015 through September 2018. His career includes over 20 years of investment banking experience as a mergers and acquisitions and strategic advisor to public and private energy companies, investment firms, management teams and boards of directors. Prior to joining Plains, Mr. Rutherford served as Managing Director of the North American Energy Practice of Lazard Freres & Company from 2007 until 2010. Prior to joining Freres, he was a partner at Simmons & Company for over ten years. Mr. Rutherford currently serves as the Executive Director of the Coalition for a Fair and Open Port, an ad hoc voluntary unincorporated nonprofit association of energy industry entities whose business operations depend on open and fair access to the Houston Ship Channel.

Dr. Cunningham currently serves (i) as one of three trustees of a voting trust that maintains record ownership of all of the outstanding member interests in Dan Duncan LLC and (ii) as one of three trustees of a separate voting trust that maintains record ownership of a majority of the outstanding shares of voting stock issued by Enterprise Products Company, a privately-owned affiliate of the Partnership (“EPCO”). Dr. Cunningham previously served as a director of the General Partner from November 2010 until April 2014 and served as Chairman of the Board of the General Partner from November 2010 until February 2013. Dr. Cunningham served as a director and as the President and Chief Executive Officer of the general partner of Enterprise GP Holdings L.P. from August 2007 until November 2010. He served as a director of Enterprise Products GP, LLC, the previous general partner of the Partnership (“EPGP”), from February 2006 to May 2010, having previously served as a director of EPGP from April 1998 until March 2005. In addition to these duties, Dr. Cunningham served as Group Executive Vice President and Chief Operating Officer of EPGP from December 2005 to August 2007 and Interim President and Interim Chief Executive Officer from June 2007 to August 2007. Dr. Cunningham served as a director of the general partner of Duncan Energy Partners L.P. from August 2007 to May 2010. He served as Chairman and a director of the general partner of TEPPCO Partners, L.P. from March 2005 until November 2005. Dr. Cunningham was elected Vice Chairman of EPCO in May 2010, having previously served as Group Vice Chairman of EPCO from December 2007 to May 2010 and as a director of EPCO from 1987 to 1997 and from 2006 to 2015. He previously served as a director of TETRA Technologies, Inc., Agrium, Inc., Cenovus Energy Inc. and the general partner of Energy Transfer Equity, L.P. Dr. Cunningham retired in 1997 from CITGO Petroleum Corporation, where he served as President and Chief Executive Officer since 1995.

Mr. Brasseux and Mr. Rutherford will receive compensation for their services as directors consistent with that provided to the General Partner’s other non-employee directors, as previously disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”). There are no arrangements or understandings between Mr. Brasseux or Mr. Rutherford and any other person pursuant to which either was elected as a director. Each of Mr. Brasseux and Mr. Rutherford has been appointed to serve on the Board’s Audit and Conflicts Committee.

Dr. Cunningham will receive compensation for his services as an advisory director consistent with that provided to the General Partner’s other advisory directors, as previously disclosed in the Annual Report.

On January 3, 2019, the Partnership issued a press release announcing the election of Mr. Brasseux and Mr. Rutherford to the Board and the appointment of Dr. Cunningham as an advisory director. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

		By:	Enterprise Products Holdings LLC, its General Partner

Date: January 3, 2019	By:	/s/ R. Daniel Boss
		Name:	R. Daniel Boss
		Title:	Senior Vice President — Accounting and Risk Control of the General Partner

		By:	/s/ Michael W. Hanson
		Name:	Michael W. Hanson
		Title:	Vice President and Principal Accounting Officer of the General Partner

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